UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2022
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 17, 2022, Krispy Kreme, Inc. (the “Company”) held the 2022 Annual Shareholders Meeting (the “Annual Meeting”) virtually at www.proxydocs.com/DNUT. At the Annual Meeting shareholders had an opportunity to vote on the following proposals, for which voting results are included:
Proposal 1: Election of Directors
The Company’s shareholders elected 12 directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKERS NON-VOTES
Michael Tattersfield	105,692,735.16	5,826,035.23	13,859.92	13,008,278.00
Olivier Goudet	105,232,614.72	6,286,167.37	13,848.24	13,008,278.00
Marissa Andrada	108,354,883.78	3,161,556.45	16,190.09	13,008,278.00
David Bell	105,303,217.02	6,214,982.53	14,430.77	13,008,278.00
Patricia Capel	102,074,941.14	9,442,800.85	14,888.34	13,008,278.00
David Deno	111,350,985.41	166,312.92	15,332.00	13,008,278.00
Ozan Dokmecioglu	109,471,049.65	2,045,218.70	16,361.97	13,008,278.00
Paul Michaels	104,596,562.83	6,919,590.27	16,477.22	13,008,278.00
Debbie S. Roberts	105,271,657.64	6,240,344.35	20,628.34	13,008,278.00
Lubomira Rochet	105,269,613.90	6,246,724.73	16,291.69	13,008,278.00
Michelle Weese	111,316,055.64	200,230.57	16,344.10	13,008,278.00
Henry Yeagley	107,220,013.68	4,293,856.87	18,759.77	13,008,278.00
Proposal 2: Advisory Resolution to Approve Executive Compensation
The Company’s shareholders approved an advisory resolution regarding the Company’s executive compensation.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
110,239,623.86	919,051.88	373,954.58	13,008,278.00
Proposal 3: Advisory Resolution to Approve the Frequency of Future Advisory Votes on Executive Compensation
The Company’s shareholders approved an advisory resolution regarding the frequency of future advisory votes on the Company’s executive compensation.

1 YEAR	2 YEAR	3 YEAR	ABSTENTIONS
111,029,007.58	28,288.06	114,630.56	360,704.11
Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
124,091,204.78	54,871.29	394,832.25	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: May 20, 2022

By:    /s/ Cathy Tang

Name:	Cathy Tang
Title:	Chief Legal Officer